EXHIBIT 99.2
                                  ------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


         In connection with the annual report of Nevada Chemicals Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, John T. Day hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

         1. The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 18, 2003                                     /s/  John T. Day
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    (Date)                                         John T.Day, President
                                                   (principal executive officer)